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Exhibit 10.7
                                     MASTER
                          OPERATIONS TRANSFER AGREEMENT

         THIS MASTER OPERATIONS TRANSFER AGREEMENT (the "Agreement") is made and entered into as of the 12th day of January, 2001 (the "Effective Date") by and between NEW OPERATORS, LANDLORDS and TRANSFERORS (each as identified and defined in the Recitals below).

                                    RECITALS

         A. The entities identified on Schedule 1 as Landlords (collectively, "Landlords") and the entities identified on Schedule 1 as Tenants (collectively, "Tenants") are parties to those certain Master Lease and Security Agreements identified on Schedule 1 (collectively, the "Master Leases"), under which Landlords, as landlords, agreed to lease to Tenants those certain real properties, all improvements thereon and all appurtenances thereto (collectively, the "Facilities"), as located, described and identified on
Schedule 2.

         B. The Facilities are presently utilized by Tenants as personal care/assisted living facilities (as so utilized, collectively, the "ALFs"), each duly licensed for a specified number of units, all as located, described and identified on Schedule 2.

         C. Tenants and the entities identified on Schedule 1 as Managers (collectively, "Managers") are parties to those certain Management Agreements identified on Schedule 1 (collectively, the "Management Agreements") for the operation and management of the Facilities as ALFs.

         D. Tenants and Managers are collectively referred to herein as "Transferors".

         E. Balanced Care Corporation, a Delaware corporation ("BCC"), is an affiliate of Transferors.

         F. Pursuant to that certain Master Termination and Release Agreement dated as of even date herewith and attached hereto as Exhibit A (the "Termination Agreement"), Landlords and Transferors have agreed to terminate the Master Leases, the Management Agreements and the other NHP Documents (as defined in the Termination Agreement) on and as of December 31, 2000 at 11:59 p.m. Eastern Standard Time (the "Termination Date").


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         G. As a condition precedent to Landlords' agreement to enter into the
Termination Agreements, certain Transferors have executed and delivered those certain Interim Management Agreements of even date herewith in favor of Landlords (collectively, the "Interim Management Agreements"), pursuant to which certain Transferors will continue on an interim basis to operate and manage the Facilities beginning immediately following the Termination Date and ending on the respective termination dates in accordance with the terms of the Interim Management Agreements (the "Takeover Date").

         H. In order to facilitate an orderly transfer of the operational and financial responsibility from Transferors to the entities identified on Schedule 1 as New Operators (collectively, "New Operators") or Landlords or Landlords' designee, Transferors, Landlords and New Operators desire to document certain terms and conditions relevant to the transfer of operational and financial responsibility for the Facilities.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, and intending to be legally bound hereby, Landlords, New Operators and Transferors hereby agree as follows.

                                    AGREEMENT

         1. Surrender. Immediately following the Termination Date, Transferors shall surrender to Landlords possession of the Facilities (including all resident charts and records along with appropriate resident consents, if necessary) in AS IS WHERE IS condition; provided, however that title to each of the Facilities shall be free and clear of all liens and encumbrances created or consented to by Transferors, except for (i) such liens and encumbrances consented to by Landlords; (ii) subject to the provisions set forth below, the mechanics liens set forth on Schedule 3 (the "Mechanics Liens"); and (iii) any judgment or other court order in favor of Landlords. Notwithstanding the foregoing, Transferors shall have the non-exclusive right to enter, occupy and use the Facilities as managers of the Facilities in accordance with the provisions of the Interim Management Agreements.

         2. Conveyance of Tenants' Personal Property, Inventory, Intangible Property, Petty Cash and Prepaid Expenses; Use of Names.


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                  2.1. Transferors acknowledge that Landlords own all right, title and interest in and to some of the furniture, machinery, equipment, appliances, fixtures and other personal property used in connection with the Facilities (excluding the personal property of the residents and the time clocks at the Facilities). Notwithstanding the foregoing, for and in partial consideration of the Transfer Consideration (as defined below), immediately following the Effective Date, Transferors shall sell, transfer and convey to Landlords or Landlords' designee all of Transferors right, title and interest in and to all furniture, machinery, equipment, appliances, fixtures and other personal property owned by Transferors and used in connection with the Facilities (excluding the personal property of the residents) (collectively, the "Tenants' Personal Property"). It is understood and agreed that the presence of the Tenants' Personal Property at the Facilities on the Effective Date shall constitute delivery thereof.

                  2.2 For and in partial consideration of the Transfer Consideration, immediately following the Effective Date, Transferors shall sell, transfer and convey to New Operators or Landlords' designee all consumable inventories of every kind and nature whatsoever (specifically including, but not limited to, all pharmacy supplies, medical supplies, office supplies, other supplies and foodstuffs) owned by Transferors as of the Effective Date and located at the Facilities (the "Inventory"). Transferors shall have no obligation to deliver the Inventory to any location other than the Facilities, it being understood and agreed that the presence of the Inventory at the Facilities on the Effective Date shall constitute delivery thereof. New Operators or Landlords' designee shall pay any sales or use tax which may be payable with respect to the sale of the Inventory to New Operators or Landlords' designee.

                  2.3 Transferors shall execute a Bill of Sale in form and substance reasonably acceptable to Transferors and Landlords that confirms the conveyance of the Tenants' Personal Property, if any.

                  2.4. For and in partial consideration of the Transfer Consideration, immediately following the Effective Date, Transferors shall sell, transfer and convey to New Operators or Landlords' designee all of Transferors' right, title and interest in and to the technical systems, methods, policies, processes, procedures and controls, and the information and materials compiled or prepared in connection therewith, used by Transferors in operating the Facilities, including, without


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limitation, marketing plans, business plans, pricing information, information on competition, demographics, suppliers and providers of services and financing arrangements (excluding the materials subject to Section 10 and excluding the intellectual property licensed to Landlords, New Operators or Landlords' designee pursuant to Section 2.5) (collectively, the "Intangible Property").

                 2.5 Transferors, Landlords and New Operators agree that Landlords, New Operators or Landlords' designee may use the trade or service names, associated marks and other intellectual property, including the name "Outlook Pointe," royalty-free for a period of two (2) years beginning immediately following the Effective Date in accordance with the provisions of that certain License Agreement of even date herewith between New Operators and Transferors in the form attached hereto as Exhibit B (the "License Agreement").

                  2.6 For and in partial consideration of the Transfer Consideration, immediately following the Effective Date, Transferors shall sell, transfer and convey to New Operators or Landlords' designee all of Transferors' right, title and interest in and to the petty cash maintained at the Facilities as of the Termination Date (the "Petty Cash").

                  2.7 For and in partial consideration of the Transfer Consideration, immediately following the Effective Date, Transferors shall sell, transfer and convey to New Operators or Landlords' designee all of Transferors' right, title and interest in and to any prepaid expenses with respect to the Facilities as of the Termination Date (the "Prepaid Expenses").

         3.      Transfer Consideration.

                  3.1 The total consideration (the "Transfer Consideration") to be paid to Transferors by New Operators or Landlords or Landlords' designee for the Tenants' Personal Property, the Inventory, the Intangible Property, the Petty Cash, the Prepaid Expenses and leasehold improvements at the Facility located in Murfreesboro, Tennessee, with the agreed upon value of $62,500 (collectively, the "Transferred Assets") shall be an amount equal to: (A) the net book value of the Transferred Assets as of the dates set forth on the Closing Schedule attached hereto as Exhibit C (the "Closing Schedule") less (B) the amount of the accrued liabilities of Transferors as of December 31, 2000 (the "Payables") less (C) the aggregate amount of the Mechanics Liens as set forth on Schedule 3. The


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Closing Schedule sets forth in reasonable detail Transferors' best estimate of the amount of the Payables and the net book value of the Transferred Assets. Immediately following the Effective Date, Transferors shall sell, transfer and convey the Transferred Assets to New Operators or Landlords or Landlords' designee in accordance with Section 2. Within ten (10) days following the Effective Date, Transferors shall deliver to New Operators or Landlords or Landlords' designee (i) an open accounts payable report including all of the Payables and (ii) payment information for each creditor or vendor listed on the open accounts payable report, including the name and address of the creditor or vendor, the amount payable and any other relevant information, such as account or invoice numbers to be referenced with payment (the "Check Run"). Following receipt of the Check Run, New Operators and Landlords or Landlords' designee shall be entitled to review and request copies of the books and records and supporting material relating to the Payables, to the extent reasonably necessary to enable New Operators and Landlords or Landlords' designee to verify the Check Run. After New Operators and Landlords or Landlords' designee have verified the Check Run to their satisfaction, New Operators or Landlords or Landlords' designee shall promptly deliver payment to the creditors or vendors in accordance with the Check Run. Transferors hereby represent and warrant that other than the Payables set forth on the Closing Schedule, as of December 31, 2000, there were no liabilities of any nature, whether accrued, unmatured, absolute, contingent or otherwise, and whether due or to become due, probable of assertion or not, relating to the Facilities, in excess of an aggregate of $75,000.

                  3.2 From and after the Effective Date, Transferors shall allow New Operators and Landlords or Landlords' designee or their respective agents and representatives to have reasonable access to (upon reasonable prior notice and during normal business hours) the books and records and supporting material of the Facilities relating to the Transferred Assets and the Payables, to the extent reasonably necessary to enable New Operators and Landlords or Landlords' designee to verify the Transferred Assets and the Payables. The Closing Schedule shall be deemed to be accepted by New Operators and Landlords or Landlords' designee and shall be final and binding for all purposes of this Agreement unless New Operators and Landlords or Landlords' designee, within thirty (30) days following the Effective Date, give notice to Transferors stating the items as to which New Operators and Landlords or Landlords' designee take exception ("Objections"). If an Objection is disputed by


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Transferors, then the parties shall negotiate in good faith to resolve such dispute. If after a period of thirty (30) days following the date on which New Operators and Landlords or Landlords' designee delivered the Objections, any Objection still remains disputed, then Transferors, New Operators and Landlords or Landlords' designee shall together choose an independent firm of public accountants of nationally recognized standing to resolve such remaining Objections. The accounting firm shall act as an arbitrator and shall have the power and authority to determine those issues still in dispute. The accounting firm shall use the following standards in the evaluation of any Objection regarding a Transferred Asset: (i) existence, and presence at or proper attribution to one of the Facilities, of the Transferred Asset, (ii) proper recording on the books of the appropriate entity of the Transferred Asset, (iii) appropriate method and useful life used in depreciating the Transferred Asset, and (iv) appropriate classification of the Transferred Asset in one of the classifications included in the definition of "Transferred Asset." The determination of the accounting firm shall be final and binding. The fees and expenses of the accounting firm shall be paid equally by Transferors and New Operators or Landlords or Landlords' designee.

                  3.3 Within ten (10) days following resolution of all Objections, (i) if the Transfer Consideration is an amount greater than zero, then New Operators or Landlords or Landlords' designee shall pay the amount of the excess to Transferors, by wire transfer or certified check or (ii) if the Transfer Consideration is an amount less than zero, then Transferors or BCC on behalf of Transferors shall pay the amount of the deficiency to New Operators or Landlords or Landlords' designee, by wire transfer or certified check; provided, however, that if Transferors and BCC are unable to pay the amount of such deficiency, Transferors and New Operators or Landlords or Landlords' designee shall negotiate in good faith to agree upon the terms of a promissory note to be executed by BCC and/or Transferors (at the option of New Operators and Landlords or Landlords' designee) in favor of New Operators or Landlords or Landlords' designee in the amount of such deficiency.

                  3.4 For a period of sixty (60) days following the Effective Date, Transferors shall use their best efforts to cause all Mechanics Liens to be released and removed. In the event that any Mechanics Lien remains outstanding after such sixty (60) day period, New Operators or Landlords or Landlords' designee shall have the option, but not the obligation, upon


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five (5) days written notice to Transferors, to pay the amount of or otherwise satisfy or settle such outstanding Mechanics Lien and take any actions necessary to cause the removal and release of such Mechanics Lien. Within five (5) days following the removal or release of any Mechanics Lien at any time through the efforts of Transferors and to the satisfaction of New Operators and Landlords or Landlords' designee, New Operators or Landlords or Landlords' designee shall pay Transferors the applicable amount of such removed and released Mechanics Lien as set forth on Schedule 3, by wire transfer or certified check. Notwithstanding the foregoing, if (i) BCC and/or Transferors have any outstanding obligation to New Operators or Landlords or Landlords' designee pursuant to Section 3.3, in the form of a promissory note or otherwise (the "Transfer Consideration Deficiency"), then New Operators and Landlords or Landlords' designee shall have no obligation to deliver the applicable payment amount of such removed and released Mechanics Lien to Transferors and (ii) New Operators and Landlords or Landlords' designee shall apply the amount of such payment against any outstanding Transfer Consideration Deficiency. In the event that the amount of any such removed and released Mechanics Lien applied against the Transfer Consideration Deficiency exceeds the amount of the Transfer Consideration Deficiency, New Operators or Landlords or Landlords' designee shall pay Transferors the amount of such excess by wire transfer or certified check within ten (10) days following the removal and release of such Mechanics Lien in accordance with the provisions set forth above. In the event that Transferors do not cause any Mechanics Lien to be released and removed within the sixty (60) day period following the Effective Date and New Operators or Landlords or Landlords' designee subsequently pay the amount of or otherwise satisfy or settle such outstanding Mechanics Lien in accordance with the provisions set forth above, then Transferors shall have no right to any payment or offset against any Transfer Consideration for the applicable amount of such Mechanics Lien as set forth on Schedule 3.

         4.      Resident Property.

                  4.1. Within fifteen (15) days after the Effective Date, Transferor shall prepare and deliver to New Operators or Landlords' designee a true, correct, and complete accounting and inventory (properly reconciled) of any resident trust funds, security deposits, entrance deposits and residents' property, if any, held by Transferors as of the Termination Date in trust for residents at the Facilities (collectively the "Resident Property").


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                  4.2. Within fifteen (15) days after the Effective Date,
Transferors hereby agree to transfer to New Operators or Landlords' designee the Resident Property and New Operators and Landlords hereby agree that they or Landlords' designee will accept such Resident Property in trust for the residents/responsible parties and be accountable to the residents/responsible parties for such Resident Property in accordance with the terms of this Agreement and applicable statutory and regulatory requirements.

                  4.3. New Operators or Landlords' designee shall have no responsibility to the applicable resident/responsible party and regulatory authorities in the event the Resident Property delivered by Transferors to New Operators or Landlords' designee pursuant to Section 4.2 are demonstrated to be less than the full amount of the Resident Property for such resident as of the Effective Date, for inaccuracies in the accounting and inventory provided by Transferors, or for claims which arise from actions or omissions of Transferors with respect to the Resident Property on or before the Effective Date.

                  4.4. Transferors shall have no responsibility to the applicable resident/responsible party and regulatory authorities arising after the delivery of the Resident Property to New Operators or Landlords' designee pursuant to Section 4.2.

         5.       Employees.

                  5.1 Within fifteen (15) days after the Effective Date, Transferors shall have delivered to New Operators or Landlords' designee a schedule which reflects the following for each of the Facilities: (i) the names of all of Transferors' employees, (ii) such employees' positions and rates of pay, and (iii) accounting of all Employee Liabilities through the Termination Date. For the purposes of this Agreement, "Employee Liabilities" shall mean all wages, salaries, commissions, earned or accrued vacation, holiday or sick pay, earned or accrued bonuses due to and/or coming due to the employees, severance pay, any contributions required or costs associated with any employee welfare benefit plan as defined by Section 3(1) of ERISA, any contributions required or costs associated with any employee pension benefit plan as defined by Section 3(2) of ERISA, any contributions required or costs associated with any non-qualified employee benefit plan, federal, state and/or local payroll taxes, unemployment insurance costs, any contributions required or costs associated with workers' compensation


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liabilities, and any claims made by any employee arising out of or connected with his or her employment or the termination thereof.

                  5.2 On the Takeover Date, New Operators or Landlords' designee shall have the right, in their sole and absolute discretion, but not the obligation to offer to employ Transferors' employees that work at each of the Facilities. Transferors shall use their best efforts to assist New Operators or Landlords' designee in their efforts to employ any of Transferors' employees. Effective as of the Takeover Date, Transferors shall terminate the employment of all employees at each of the Facilities. New Operators or Landlords on behalf of any designee of Landlords agree to cooperate with Transferors to provide information concerning which employees, if any, are being offered employment by New Operators or Landlords' designee (collectively, the "Retained Employees") and the service descriptions and salary levels for any such Retained Employees.

                   5.3 Transferors shall continue to employ the employees of the Facilities and shall remain liable for all Employee Liabilities relating to all employees up through the Takeover Date and for all Employee Liabilities, if any, relating to the termination of all employees on the Takeover Date. New Operators or Landlords' designee shall be responsible for all Employee Liabilities relating to the Retained Employees that arise or accrue on or after the Takeover Date. Notwithstanding the foregoing, Landlords and New Operators acknowledge and agree that the following Employee Liabilities for the period beginning immediately following the Termination Date and ending on the Takeover Date and attributable to work performed during such period shall be a pass-through cost of the Facilities in accordance with Section 10 of the Interim Management
Agreements: (i) wages, salaries, commissions and bonuses, (ii) vacation, holiday or sick pay, (iii) any contributions required or costs associated with any employee welfare benefit plan as defined by Section 3(1) of ERISA, (iv) any contributions required or costs associated with any employee pension benefit plan as defined by Section 3(2) of ERISA, (v) any contributions required or costs associated with any non-qualified employee benefit plan, (vi) unemployment insurance costs, (vii) any contributions required or costs associated with workers' compensation liabilities and (viii) all federal, state, and/or local payroll taxes (the "Pass-Through Employee Liabilities").

                  5.4 Transferors and New Operators or Landlords' designee shall cooperate and use their respective best efforts


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(i) to determine with respect to each of the Facilities whether Transferors are required to give notice to the employees of each of the Facilities under the Worker Adjustment and Retraining Notification Act (the "WARN Act") or under any comparable State law on or before the Takeover Date of any plant closure or mass layoff occurring as a result of the transfer of operations pursuant to this Agreement and (ii) if such notice is required, give notice to employees in conformity with the WARN Act or comparable State law.

                  5.5 Transferors shall offer and provide, as appropriate, group health plan continuation coverage pursuant to the requirements of Section 601, et seq. of ERISA and Section 4980B of the Internal Revenue Code ("COBRA") to all of the employees of the Facilities to whom it is required to offer the same under applicable law up through and including the Takeover Date. New Operators or Landlords on behalf of any designee of Landlords agree to cooperate with Transferors in providing information concerning the Retained Employees, if any, after the Takeover Date, and the nature of the benefits offered to each such employee. As of the Takeover Date, all Retained Employees shall be eligible for participation in a group health plan (as defined for purposes of Internal Revenue Code Section 4980B) established and maintained by New Operators or Landlords' designee for the general benefit of its employees and their dependents.

         6.      Accounts Receivable.

                 6.1 Transferors shall retain their right, title and interest in and to all unpaid accounts receivable with respect to the Facilities that relate to the period up through and including the Termination Date. Within fifteen (15) days after the Effective Date, Transferors shall provide New Operators or Landlords' designee with a schedule setting forth by resident its outstanding accounts receivable as of the Termination Date.

                 6.2 Payments received by New Operators, Landlords' designee or Transferors after the Termination Date from third party payors and private pay residents shall be handled as follows:

                           6.2.1 If such payments either specifically indicate
on the accompanying remittance advice, or if the parties agree, that they relate to the period on or prior to the Termination Date, they shall be forwarded to Transferors, along with the applicable remittance advice, in accordance with the


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provisions of Section 6.2.4 below;

                           6.2.2 If such payments indicate on the accompanying
remittance advice, or if the parties agree, that they relate to the period after the Termination Date, they shall be deposited and retained in the Operating Accounts (as defined in the Interim Management Agreements) for the benefit of New Operators or Landlords' designee.

                           6.2.3 If such payments indicate on the accompanying
remittance advice, or if the parties agree, that they relate to periods for which both parties are entitled to reimbursement under the terms hereof, the portion thereof which relates to the period after the Termination Date shall be deposited and retained in the Operating Accounts and the balance shall be remitted to Transferors in accordance with the provisions of Section 6.2.4 below.

                           6.2.4 All amounts owing to Transferor under this
Section 6.2 shall be settled within ten (10) days after the end of each month in which the payment was received.

                  6.3 Payments received by Transferors prior to the Termination Date from third party payors and private pay residents for periods following the Termination Date shall be deposited in the Operating Accounts within ten (10) days following the Effective Date.

                  6.4 In the event the parties mutually determine that any third party payors or private pay residents are entitled to a refund of payments that relate to a period beginning before the Termination Date and ending after the Termination Date, the portion thereof that relates to the period after the Termination Date shall be paid from the funds in the Operating Accounts and the portion thereof that relates to the period prior to the Termination Date shall immediately be paid by Transferors to such third party payor or private pay resident.

                  6.5 Nothing herein shall be deemed to limit in any way Transferors' rights and remedies to recover accounts receivable due and owing Transferors under the terms of this Agreement.

                  6.6 In the event the parties mutually determine that any payment hereunder was misapplied by the parties, the party which erroneously received said payment shall remit the same to


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the other within ten (10) business days after said determination is made.

                  6.7 For the three (3) month period following the Takeover Date or until Transferors receive payment of all accounts receivables attributed to the operation of the Facilities prior to the Termination Date, whichever is sooner, New Operators or Landlords' designee shall provide Transferors with an accounting by the 20th day of each month setting forth all amounts received by New Operators or Landlords' designee during the preceding month with respect to the accounts receivable of Transferors which are set forth in the schedule provided by Transferor pursuant to Section 6.1. New Operators or Landlords' designee shall deliver such accounting to the following address: Clint T. Fegan, Balanced Care Corporation, 1215 Manor Drive, Mechanicsburg, PA 17055. Transferors shall have the right to inspect all cash receipts of New Operators or Landlords' designee during weekday business hours in order to confirm New Operators' or Landlords' designee's compliance with the obligations imposed on it under this Section 6.

         7.       Prorations; Liabilities.

                  7.1 As between New Operators or Landlords' designee and Transferors, revenues and expenses, utility charges for the billing period in which the Termination Date occurs, real and personal property taxes, insurance premiums, liabilities under the Assumed Contracts and the Operating Contracts (each as defined in Section 9 below), vendor payables for the billing period in which the Termination Date occurs, the Pass-Through Employee Liabilities, prepaid expenses, entrance fees and other related items of revenue or expense attributable to the Facilities shall be prorated between Transferors and New Operators or Landlords' designee as of the Termination Date. In general, such prorations shall be made so that as between New Operators or Landlords' designee and Transferors, Transferors shall be reimbursed for prepaid expense items to the extent that the same are attributable to the periods after the Termination Date and Transferors shall be charged for unpaid expenses to the extent that the same are attributable to periods prior to the Termination Date. Notwithstanding the foregoing, Transferors shall not be obligated to pay any Rent or Additional Rent (as such terms are defined in the Master Leases) or late charges or interest thereon for the period commencing on or after December 1, 2000 due under the Master Leases with respect to any of the Facilities. The intent of this provision shall be implemented by New Operators or Landlords' designee remitting to Transferors


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any invoices that describe goods or services provided to or expenses incurred by the Facilities before the Termination Date and by New Operators or Landlords' designee assuming responsibility for the payment of any invoices that describe goods or services provided to or expenses incurred by the Facilities on and after the Termination Date.

                  7.2 All such prorations shall be made on the basis of actual days elapsed in the relevant accounting or revenue period and shall be based on the most recent information available to Transferors. Utility charges that are not metered and read on the Termination Date shall be estimated based on prior charges, and shall be re-prorated upon receipt of statements therefor.

                  7.3 All amounts owing from one party hereto to the other party hereto that require adjustment after the Termination Date shall be settled within thirty (30) days after the Termination Date or, in the event the information necessary for such adjustment is not available within said thirty
(30) day period, then as soon thereafter as practicable.

         8.       Access to Records.

                  8.1. On the Takeover Date, Transferors shall deliver to New Operators or Landlords' designee all of the records of the Facilities relating to the period after the Termination Date. Nothing herein shall be construed as precluding Transferors from retaining copies of the financial records that relate to their operations at the Facilities and/or the originals of any proprietary materials related to their overall corporate operations that are not necessary to the efficient operation of the Facilities.

                  8.2. From and after the Takeover Date and for a period of five
(5) years thereafter, New Operators or Landlords' designee shall allow Transferors and its agents and representatives to have reasonable access to (upon reasonable prior notice and during normal business hours), and to make copies of, the books and records and supporting material of the Facilities relating to the period prior to and including the Takeover Date, to the extent reasonably necessary to enable Transferors to among other things investigate and defend malpractice, employee or other claims, to file or defend tax returns, to verify accounts receivable collections due Transferors.


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                  8.3. Transferors shall be entitled to remove the originals of any records delivered to New Operators or Landlords' designee, for purposes of litigation involving a resident or employee to whom such record relates, if an officer of or counsel for Transferor certifies that such original must be produced in order to comply with applicable law or the order of a court of competent jurisdiction in connection with such litigation. Any record so removed shall promptly be returned to New Operators or Landlords' designee following its use, and nothing herein shall be interpreted to prohibit New Operators or Landlords' designee from retaining copies of any such documents.

                  8.4. New Operators or Landlords on behalf of any designee of Landlords agree to maintain such books, records and other material comprising records of the Facilities' operations prior to the Takeover Date that have been received by New Operators or Landlords' designee from Transferors or otherwise, including, but not limited to, resident records and records of resident funds, to the extent required by law, but in no event less than three (3) years, and shall, at Transferors' request, allow Transferors a reasonable opportunity to remove such documents, at Transferors' expense, at such time after such record retention period as may be required by law as New Operators or Landlords' designee shall decide to dispose of such documents.

         9.       Contracts.

                  9.1 Transferors do hereby assign, and New Operators or Landlords' or Landlords' designee do hereby assume and agree to be bound by all of the terms and conditions of, Transferors' interest and obligations under the resident agreements relating to the Facilities and the sublease agreements identified in Schedule 4 hereto (collectively, the "Assumed Contracts"), such assignment and assumption to be effective on and as of the Termination Date. Transferors will cooperate with New Operators or Landlords' designee in obtaining any required consent, waiver, release or approval in connection with the assignment to and assumption by New Operators or Landlords' designee of Transferors' interests under the Assumed Contracts.

                  9.2 Schedule 5 sets forth a list of operating contracts and equipment financing agreements relating to the Facilities (collectively, the "Operating Contracts"). Transferors hereby represent and warrant that there are no material operating contracts or equipment financing agreements relating to the Facilities other than the Operating Contracts.

Within five (5) days following the Effective Date, Transferors shall provide a copy of each Operating Contract to New Operators or Landlords or Landlords' designee. Within two (2) weeks following the Effective Date, New Operators or Landlords or Landlords' designee shall notify Transferors as to which Operating Contracts New Operators or Landlords or Landlords' designee desire to reject (the "Rejected Operating Contracts"). Immediately following such notification, Transferors shall use their commercially reasonable efforts to terminate all Rejected Operating Contracts in accordance with the terms thereof. Effective on and as of the date Transferors receive notification regarding the Rejected Operating Contracts, Transferors agree to assign, and New Operators or Landlords' or Landlords' designee agree to assume and be bound by all of the terms and conditions of, Transferors' interest and obligations under all Operating Contracts other than the Rejected Operating Contracts (the "Assumed Operating Contracts"). Transferors will cooperate with New Operators or Landlords' designee in obtaining any required consent, waiver, release or approval in connection with the assignment to and assumption by New Operators or Landlords' designee of Transferors' interests under the Assumed Operating Contracts. Landlords and New Operators acknowledge and agree that the costs and expenses relating to the Operating Contracts for the period immediately following the Termination Date and ending on the Takeover Date shall be a pass-through cost of the Facilities in accordance with Section 10 of the Interim Management Agreements.

                  9.3 Except as specifically set forth in Section 10 of the Interim Management Agreements, nothing herein shall be construed as imposing any liability on New Operators or Landlords' designee with respect to any obligations under the Assumed Contracts and the Operating Contracts which relate to the period on or prior to the applicable date of assignment of such contracts even if the same are not payable until after such date of assignment, it being specifically understood and agreed that New Operators' or Landlords or Landlords' designee's liability shall be limited to its acts and omissions thereunder from and after the applicable date of assignment of such contracts.

                  9.4 Transferors hereby represent and warrant that all Assumed Contracts and Operating Contracts were entered into in the ordinary course of business upon commercially reasonable terms in arm's length transactions.

         10. Policy and Procedure Manuals. Subject to the terms of the License Agreement, Transferors agree to leave their policy and procedure manuals and other proprietary material at the Facilities for a period of ninety
(90) days after the Takeover Date and New Operators or Landlords on behalf of any designee of Landlords agree to forward such manuals to a location designated by Transferors, at New Operators' or Landlords' designee's sole cost and expense, at the end of such ninety (90) day period, it being understood and agreed that the maintenance of such manuals until new manuals are delivered to the Facilities by New Operators or Landlords' designee is critical to the ongoing compliance of the Facilities after the Takeover Date with applicable licensure and certification laws.

         11. Representations and Warranties. Each of Landlords, New Operators and Transferors represent and warrant as follows:

                  11.1 Landlords and New Operators have all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individuals executing this Agreement, the Termination Agreement, the Interim Management Agreements and the License Agreement to do so. This Agreement has been duly and validly executed and delivered by Landlords and New Operators and is enforceable against Landlords and New Operators in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and general principals of equity.

                  11.2 Transferors hereby represent and warrant that Transferors have all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and to consummate the transaction provided for herein, including, but not limited to, the transfer to Landlords of the Tenants' Personal Property and the transfer to New Operators or Landlords' designee of the personal property described in Sections 2.2 and 2.4, and all necessary action has been taken to authorize the individuals executing this Agreement, the Termination Agreement, the Interim Management Agreements and the License Agreement to do so. This Agreement has been duly and validly executed and delivered by Transferors and is enforceable against Transferors in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and general principals of equity.

         12.      Indemnification.

                  12.1 Notwithstanding the indemnification obligations of Transferors pursuant to the Interim Management Agreements, Transferors and BCC hereby indemnify and agree to defend and hold harmless New Operators, Landlords and any other designee of Landlords and their respective directors, officers, employees, agents, successors and assigns from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) incurred in connection with or arising from: (i) a breach by Transferors of their representations, warranties and obligations under this Agreement, (ii) the acts or omissions of Transferors under the Assumed Contracts and the Operating Contracts on or prior to the Effective Date, (iii) the occupancy or operation of the Facilities on or prior to the Effective Date, (iv) any acts, omissions or negligence of Transferors or any person claiming under Transferors, or the contractors, agents, employees, invitees or visitors of Transferors with respect to the Facilities on or prior to the Effective Date, or (v) any Employee Liabilities (other than the Pass-Through Employee Liabilities) arising out of facts occurring at any time before the Takeover Date, including, but not limited to, all Employee Liabilities relating to the termination of all employees on the Takeover Date.

                  12.2 New Operators, Landlords and Landlords on behalf of any designee of Landlords hereby indemnify and agree to defend and hold harmless Transferors and their respective directors, officers, employees, agents, successors and assigns from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) incurred in connection with or arising from: (i) a breach by New Operators, Landlords or Landlords' designee of their representations, warranties and obligations under this Agreement, (ii) the acts or omissions of New Operators or Landlords' designee under the Assumed Contracts and the Operating Contracts after the Effective Date, (iii) the occupancy or operation of the Facilities after the Effective Date, or (iv) any acts, omissions or negligence of New Operators or Landlords' designee or any person claiming under New Operators or Landlords' designee, or the contractors, agents, employees, invitees or visitors of New Operators or Landlords' designee with respect to the Facilities after the Effective Date.

                  12.3 The foregoing indemnification obligations shall survive this Agreement. All matters arising from an indemnified party's negligence, gross negligence or willful misconduct are excluded from the scope of the indemnification of such party set forth in Sections 12.1 and 12.2.

         13.      Transfer of Licenses.

                  13.1 New Operators or Landlords' designee shall use their best efforts to obtain all necessary licenses and certifications to operate the Facilities as ALFs as soon as reasonably practicable.

                  13.2 Transferors agree to cooperate fully with New Operators or Landlords' designee to accomplish the transfer of such management and operation of the Facilities upon the Takeover Date, without materially interrupting the business or operation of the Facilities. Transferors shall not commit any act or be remiss in the undertaking of any act that would jeopardize any licensure or certification of the Facilities, and Transferors shall, at the time of the Takeover Date and to the extent permitted by applicable law, comply with the reasonable requests of New Operators or Landlords' designee for an orderly transfer of the ALF or any other applicable Facility license or certifications. Notwithstanding the foregoing, Transferors shall not be obligated to provide any representations or warranties regarding the operation or condition of the Facilities in favor of New Operators or Landlords or Landlords' designee with respect to any of the matters that Transferors have been released from under the Termination Agreement.

         14. Further Assurances. Each of the parties hereto agrees to execute and deliver any and all further agreements, documents or instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence their rights hereunder.

         15. Notices and Demands. All notices and demands, requests, consents, approvals, and other similar communications under this Agreement shall be in writing and shall be sent by personal delivery or by either (a) United States certified or registered mail, return receipt requested, postage prepaid, or

(b) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:

                  To Transferors:

                  c/o Balanced Care Corporation
                  1215 Manor Drive
                  Mechanicsburg, PA  17055
                  Attention:  Legal Department
                  Facsimile:  (717) 796-6294

                  With Copy To:

                  Kirkpatrick & Lockhart, LLP
                  Henry W. Oliver Building
                  535 Smithfield Street
                  Pittsburgh, PA  15222
                  Attention:  Steven Adelkoff
                  Facsimile:  (412) 355-6501

                  To Landlords or New Operators or Landlords' designee:

                  Nationwide Health Properties, Inc.
                  610 Newport Center Drive, Suite 1150
                  Newport Beach, CA  92660-6429
                  Attention:  Gary E. Stark
                  Facsimile:  (949) 759-6887

                  With Copy To:

                  O'Melveny & Myers LLP
                  610 Newport Center Drive, Suite 1700
                  Newport Beach, CA  92660
                  Attention:  Steven L. Edwards, Esq.
                  Facsimile:  (949) 823-6994

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be, whether accepted or refused. Any such notice not so given shall deemed given upon receipt of the same by the party to whom the same is to be given. Any party hereto may designate a different address for itself by notice to the other party in accordance with this Section 15. If Transferors are not individuals, notice may be made to any officer, general partner or principal thereof.

         16. Payment of Expenses. Each party hereto shall bear its own legal, accounting and other expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transaction contemplated hereby, whether or not the transaction is consummated.

         17. Entire Agreement; Amendment; Waiver. This Agreement, together with the other agreements referred to herein, constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements. This Agreement may not be modified or amended except in writing signed by the parties hereto. No waiver of any term, provision or condition of this Agreement in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or rights granted hereunder.

         18. Assignment. Neither this Agreement nor the rights, duties or obligations arising hereunder shall be assignable or delegable by Transferors, without the prior written consent of Landlords and New Operators or Landlords' designee, which may be granted, denied or conditioned in their respective absolute discretion. This Agreement is freely assignable and transferable by Landlords, New Operators and any designee of Landlords; provided, that (i) notice of any such assignment or transfer is provided to Transferors within ten
(10) days following such assignment or transfer and (ii) New Operators and Landlords or Landlords' designee shall not be released from any obligations under this Agreement in connection with any such assignment or transfer. This Agreement shall be binding upon, and inure to the benefit of the successors and assigns of Transferors, Landlords, New Operators and any designee of Landlords.

         19. Joint Venture; Third Party Beneficiaries. Nothing contained herein shall be construed as forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof. The parties hereto do not intend that any third party shall have any rights under this Agreement.

         20. Announcements. The parties hereto acknowledge and agree that any communications to the employees of the Facilities regarding the terms of this Agreement and the transactions contemplated hereunder shall be mutually acceptable to the parties hereto unless required to made pursuant to court order or law.

         21. Captions. The section headings contained herein are for convenience only and shall not be considered or referred to in resolving questions of interpretation.

         22. Counterparts. This Agreement may be executed and delivered via facsimile and in one or more counterparts and all such counterparts taken together shall constitute a single original Agreement.

         23. Governing Law. This Agreement shall be governed in accordance with the laws of the State of California without regard to the conflict of rules of such State.

         IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.

                                        LANDLORDS:

WITNESS:                                NATIONWIDE HEALTH PROPERTIES,
                                        INC., a Maryland corporation


/s/Denise Munoz                         By:/s/Gary Stark
Name:                                           Name:    Gary Stark
                                                Title:   Vice President

WITNESS:                                MLD DELAWARE TRUST, a Delaware
                                        business trust


/s/Denise Munoz                         By:/s/Mark L. Desmond
Name:                                           Name:    Mark L. Desmond
                                                Title:   as Trustee and not
                                                         individually


                                        NEW OPERATORS:

WITNESS:                                NATIONWIDE HEALTH PROPERTIES,
                                        INC., a Maryland corporation


/s/Denise Munoz                         By:/s/Gary Stark
Name:                                           Name:    Gary Stark
                                                Title:   Vice President

WITNESS:                                MLD DELAWARE TRUST, a Delaware
                                        business trust


/s/Denise Munoz                         By:/s/Mark L. Desmond
Name:                                           Name:    Mark L. Desmond
                                                Title:   as Trustee and not
                                                         individually

                                                     TRANSFERORS:

WITNESS: C&G HEALTHCARE AT HAGERSTOWN, L.L.C., a Delaware limited liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS: ELDER CARE OPERATORS OF BRISTOL, LLC, a Delaware limited liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS: C&G HEALTHCARE AT JOHNSON CITY, L.L.C., a Delaware limited liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                ELDER CARE OPERATORS OF
                                        MURFREESBORO, LLC, a Delaware limited
                                        liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS: C&G HEALTHCARE AT TEAY'S VALLEY, L.L.C., a Delaware limited liability company

/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS: C&G HEALTHCARE AT TALLAHASSEE, L.L.C., a Delaware limited liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                C&G HEALTHCARE AT PENSACOLA, L.L.C.,
                                        a Delaware limited liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                ELDER CARE OPERATORS OF YORK, LLC,
                                        a Delaware limited liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                ELDER CARE OPERATORS OF LAKEMONT
                                        FARMS, LLC, a Delaware limited liability company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS: ELDER CARE OPERATORS OF HILLIARD, LLC, a Delaware limited liability company

/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                ELDER CARE OPERATORS OF AKRON,
                                        LLC, a Delaware limited liability
                                        company


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT HAGERSTOWN, INC.,
                                        a Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT BRISTOL, INC., a
                                        Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT JOHNSON CITY,
                                        INC., a Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT MURFREESBORO,
                                        INC., a Delaware corporation

/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT TEAY'S VALLEY, INC.,
                                        a Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT TALLAHASSEE,
                                        INC., a Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT PENSACOLA, INC.,
                                        a Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT YORK, INC., a
                                        Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT LAKEMONT FARMS,
                                        INC., a Delaware corporation

/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT HILLIARD, INC., a
                                        Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

WITNESS:                                BALANCED CARE AT AKRON, INC., a
                                        Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Vice President and
                                                         Secretary

                                        BCC:

                                        FOR PURPOSES OF SECTIONS 3.3 AND 12.1 OF
                                        THIS AGREEMENT ONLY:

WITNESS:                                BALANCED CARE CORPORATION, a
                                        Delaware corporation


/s/Jaynelle D. Covert                   By:/s/Robin L. Barber
Name:Jaynelle D. Covert                         Name:    Robin L. Barber
                                                Title:   Senior Vice
                                                         President and Legal
                                                         Counsel and Assistant
                                                         Secretary

                                   SCHEDULE 1
                      MASTER OPERATIONS TRANSFER AGREEMENT


"Landlords":

1.       Nationwide Health Properties, Inc., a Maryland Corporation

2.       MLD Delaware Trust, a Delaware business trust

"New Operators":

1.       Nationwide Health Properties, Inc., a Maryland Corporation

2.       MLD Delaware Trust, a Delaware business trust

"Tenants":

1. C&G Healthcare at Hagerstown, L.L.C., a Delaware limited liability company

2. Elder Care Operators of Bristol, LLC, a Delaware limited liability company

3. C&G Healthcare at Johnson City, L.L.C., a Delaware limited liability company

4. Elder Care Operators of Murfreesboro, LLC, a Delaware limited liability company

5. C&G Healthcare at Teay's Valley, L.L.C., a Delaware limited liability company

6. C&G Healthcare at Tallahassee, L.L.C, a Delaware limited liability company

7. C&G Healthcare at Pensacola, L.L.C., a Delaware limited liability company

8.       Elder Care Operators of York, LLC, a Delaware limited

                                  Schedule 1-1
         liability company

9. Elder Care Operators of Lakemont Farms, LLC, a Delaware limited liability company

10. Elder Care Operators of Hilliard, LLC, a Delaware limited liability company

11. Elder Care Operators of Akron, LLC, a Delaware limited liability company

"Master Leases":

1.       Master Lease and Security Agreement (Cumberland) dated as of July 1,
         2000.

2.       Master Lease and Security Agreement (Migratory) dated as of July 1,
         2000.

"Managers":

1.       Balanced Care at Hagerstown, Inc., a Delaware corporation

2.       Balanced Care at Bristol, Inc., a Delaware corporation

3.       Balanced Care at Johnson City, Inc., a Delaware corporation

4.       Balanced Care at Murfreesboro, Inc., a Delaware corporation

5.       Balanced Care at Teay's Valley, Inc., a Delaware corporation

6.       Balanced Care at Tallahassee, Inc., a Delaware corporation

7.       Balanced Care at Pensacola, Inc., a Delaware corporation

8.       Balanced Care at York, Inc., a Delaware corporation

9.       Balanced Care at Lakemont, Inc., a Delaware corporation

10.      Balanced Care at Hilliard, Inc., a Delaware corporation


                                  Schedule 1-2

11.      Balanced Care at Akron, Inc., a Delaware corporation

"Management Agreements":

1. First Amended and Restated Management Agreement dated as of May 31, 2000 (Hagerstown)

2. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Bristol)

3. First Amended and Restated Management Agreement dated as of May 31, 2000 (Johnson City)

4. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Murfreesboro)

5. First Amended and Restated Management Agreement dated as of May 31, 2000 (Teay's Valley)

6. First Amended and Restated Management Agreement dated as of May 31, 2000 (Tallahassee)

7. First Amended and Restated Management Agreement dated as of May 31, 2000 (Pensacola)

8. Second Amended and Restated Management Agreement dated as of May 31, 2000 (York)

9. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Lakemont Farms)

10. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Hilliard)

11. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Akron)

                                  Schedule 1-3